UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE HANOVER INSURANCE GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903  The Hanover Insurance Group, Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 11, 2021  For Shareholders as of March 15, 2021 This communication is not a form of voting and presents only an  overview of the more complete proxy materials that are available to  you on the Internet or by mail. We encourage you to access and  review all of the important information contained in the proxy  materials before voting. To view the proxy materials go to: www.proxydocs.com/THG  To vote your proxy while visiting this site, you will need the 12 digit  control number in the box below. Under United States Securities and Exchange Commission rules, proxy  materials for the annual meeting do not have to be delivered in paper.  Proxy materials can be distributed by making them available on the  Internet, and we have chosen to utilize these procedures. CONTROL NUMBER  For a convenient way to view proxy materials  and VOTE go to www.proxydocs.com/THG  Have the 12 digit control number located in the shaded box above available  when you access the website and follow the instructions.   If you want to receive a paper or e-mail copy of the proxy materials, you must request one.  There is no charge to you for requesting a copy. In order to receive paper materials in time for  this year’s annual meeting, you must make this request on or before April 30, 2021. To order paper materials, use one of the following methods. INTERNET TELEPHONE  (866) 648-8133  * E-MAIL  www.investorelections.com/THG paper@investorelections.com  * If requesting material by e-mail, please send a blank  When requesting via the internet or telephone you will need the 12 digit e-mail with the 12 digit control number (located above) control number located in the shaded box above.  in the subject line. No other requests, instructions or  other inquiries should be included with your e-mail  requesting material. The Hanover Insurance Group, Inc.  Notice of 2021 Annual Meeting  Meeting Materials Available: Annual Report, and Notice of Meeting and Proxy Statement  Meeting Type: Annual Meeting of Shareholders  Date: Tuesday, May 11, 2021  Time: 09:00 AM, Eastern Time  Place: Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/THG for more details, including the Rules of Conduct and Procedures for the meeting. In order to attend the virtual meeting, participate and vote online during the Annual Meeting, you must register in  advance at www.proxydocs.com/THG prior to May 7, 2021 at 5:00 pm, Eastern Time. SEE REVERSE FOR THE PROPOSALS TO BE ACTED ON AT THE MEETING Copyright © 2021 Mediant Communications Inc. All Rights Reserved

The Hanover Insurance Group, Inc.  2021 Annual Meeting of Shareholders  The Board of Directors recommends a vote FOR each of the director nominees listed in proposal 1 and FOR proposals 2 and 3. PROPOSAL 1: To elect five individuals to the Board of Directors: 1.01 Harriett "Tee" Taggart - Two-year term expiring in 2023 1.02 Kevin J. Bradicich - Three-year term expiring in 2024 1.03 J. Paul Condrin III - Three-year term expiring in 2024 1.04 Cynthia L. Egan - Three-year term expiring in 2024 1.05 Kathleen S. Lane - Three-year term expiring in 2024 2: To approve the advisory vote on the Company's executive compensation. 3: To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent, registered public accounting firm for 2021.